1997 INCENTIVE AND NON-INCENTIVE

                                STOCK OPTION PLAN

                                       OF

                           VIMRx PHARMACEUTICALS INC.


         1.       Purpose of Plan.

                  The purpose of this Incentive and Non-Incentive Stock Option Plan ("Plan") is to further the growth and development of VIMRx Pharmaceuticals Inc. ("Company") and any subsidiaries thereof by encouraging selected employees, directors and other persons who contribute and are expected to contribute materially to the Company's success to obtain a proprietary interest in the Company through the ownership of stock, thereby providing such persons with an added incentive to promote the best interests of the Company and affording the Company a means of attracting to its service persons of outstanding ability.

         2.       Stock Subject to the Plan.

                  An aggregate of 1,000,000 shares of the Company's Common Stock, $.001 par value ("Common Stock") subject, however, to adjustment or change pursuant to paragraph 12 hereof, shall be reserved for issuance upon the exercise of options which may be granted from time to time in accordance with the Plan ("Options"). Such shares may be, in whole or in part, as the committee appointed by the Board of Directors to administer the Plan (hereinafter, the "Committee") shall from time to time determine, authorized but unissued shares or issued shares which have been reacquired by the Company. If, for any reason, an Option shall lapse, expire or terminate without having been exercised in full, the unpurchased shares covered thereby shall again be available for purposes of the Plan.

         3.       Administration.

                  (a) Except as provided in paragraph (c) below, the Plan shall be administered by the Committee. The Board of Directors shall appoint the Committee from among its members. Such Committee shall be composed of two or more Directors who, to the extent practicable, shall be "outside directors" as defined in regulations under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and "non-employee directors" as defined by Regulation 240.16b-3 under the Securities Exchange Act of 1934, as amended. Such Committee shall have and may exercise any and all of the powers relating to the administration of the Plan and the grant of Options thereunder as are set forth in subparagraph 3(b) hereof as the Board of Directors shall confer and delegate. The Board of Directors shall have power at any time to fill vacancies in, to change the membership of, or to discharge such Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such time and at such places as it shall deem advisable. A majority of such Committee shall constitute a quorum and such majority shall determine its action. Any action may be taken without a meeting by written consent of all the members of the Committee. The Committee shall keep minutes of its proceedings and shall report the same to the Board of Directors at the meeting next succeeding.

                  (b) The Committee shall administer the Plan and, subject to the provisions of the Plan, shall have sole authority in its discretion to determine the persons to whom, and the time or times at which, Options shall be granted; the number of shares to be subject to each such Option; the provisions regarding exercisability of each Option; the expiration date of each Option; whether the Option shall contain a "cashless exercise" provision; whether all or any portion of the Options shall be incentive stock options ("Incentive Options") qualifying under Section 422A of the Code or stock options which do not so qualify ("Non-Incentive Options"); whether a Non-Incentive Option shall have limited transferability as permitted under the Plan; and whether a Non-Incentive Option granted to a non-employee shall terminate following the non-employee's termination of engagement in performing services for the Company or its subsidiaries pursuant to Section 9 of the Plan. Both Incentive Options and Non-Incentive Options may be granted to the same person at the same time provided each type of Option is clearly designated. In making such determinations, the Committee may take into account the nature of the services rendered by such persons, their present and potential contribution to the Company's success and such other factors as the Committee in its sole discretion may deem relevant. Subject to the express provisions of the Plan, the Committee shall also have authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating thereto; to determine the terms and provisions of the respective Option Agreements, which shall be substantially in the forms attached hereto as Exhibit A and Exhibit B; to amend the provisions of outstanding Options to provide for accelerated exercisability or the extension of the expiration date of such Options; and to make all other determinations necessary or advisable for the administration of the Plan, all of which determinations shall be conclusive and not subject to review.

                  (c) The Board of Directors may administer the Plan, in lieu of and with the same powers as the Committee, with respect to any Options granted or to be granted under the Plan, provided that such administration is consistent with the provisions of Section 162(m) of the Code.


         4.       Eligibility for Receipt of Options.

                  (a) Incentive Options. Incentive Options may be granted only to employees (including officers) of the Company and/or any of its subsidiaries. A director of the Company or any subsidiary who is not an employee of the Company or of one of its subsidiaries is not eligible to receive Incentive Options under the Plan. Further, Incentive Options may not be granted to any person who, at the time the Incentive Option is granted, owns (or is considered as owning within the meaning of Section 425(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary (10% Owner), unless at the time the Incentive Option is granted to the 10% Owner, the option price is at least 110% of the fair market value of the Common Stock subject thereto and such Incentive Option by its terms is not exercisable subsequent to five years from the date of grant. The aggregate fair market value (determined as of the time an Incentive Option is granted) of the shares of the Company's Common Stock initially purchasable upon exercise of an Incentive Option during any calendar year may not exceed $100,000.

                  (b) Non-Incentive Options. Non-Incentive Options may be granted to any employees (including employees who have been granted Incentive Options), directors, consultants, agents, independent contractors and other persons whom the Board of Directors (or Committee) determines will contribute to the Company's success.

                  (c) The maximum number of shares that may be subject to options under this Plan granted during any calendar year to any executive officer of the Company is 800,000 shares.

                  (d) In the event an outstanding Incentive Option or a portion thereof no longer qualifies as an incentive stock option under Section 422A of the Code, such Option or portion thereof, as applicable, thereafter shall be deemed a Non-Incentive Option under the Plan.

         5.       Option Price.

                  The purchase price of the shares of Common Stock under each Option shall be determined by the Committee, which determination shall be conclusive and not subject to review, but in no event shall the purchase price be less than 100% of the fair market value of the Common Stock on the date of grant in the case of Incentive Options (110% of fair market value in the case of Incentive Options granted to a 10% Owner) and 50% of the fair market value of the Common Stock on the date of the grant in the case of Non-Incentive Options.

                  For purposes of the Plan, unless the Committee determines otherwise, the "fair market value" of a share of Common Stock as of a certain date shall be the closing sale price of the Common Stock on The Nasdaq Stock Market or, if the Common Stock is not then traded on The Nasdaq Stock Market, such national securities exchange on which the Common Stock is then traded, on the trading date immediately preceding the date the fair market value is being determined. The Committee may make such other determination of fair market value, based on other factors, as it shall deem appropriate.

                  For purposes of the Plan, the date of grant of an Option shall be the date on which the Committee shall by resolution duly authorize such Option.

         6.       Term of Options.

                  The term of each Option shall be such number of years as the Committee shall determine, subject to earlier termination as herein provided, but in no event more than ten years from the date the Option is granted.

         7.       Exercise of Options.

                  (a) Each Option shall be exercisable to the extent determined by the Committee, but in no event shall an Option be exercisable until at least six months from the date of grant.

                  (b) An Option may not be exercised for fractional shares of the Company's Common Stock.

                  (c) Except as provided in paragraphs 9, 10 and 11 hereof, and unless determined otherwise by the Committee with respect to Non-Incentive Options granted to non-employees, no Option shall be exercisable unless the holder thereof shall have been an employee, director, consultant, agent, independent contractor or other person employed by or engaged in performing services for the Company and/or a subsidiary continuously from the date of grant to the date of exercise.

                  (d) The exercise of an Option shall be contingent upon receipt from the holder thereof of a written representation that at the time of such exercise it is the optionee's then present intention to acquire the Option shares for investment and not with a view to the distribution or resale thereof (unless a Registration Statement covering the shares purchasable upon exercise of the Options shall have been declared effective by the Securities and Exchange Commission) and upon receipt by the Company of cash, or a check to its order, for the full purchase price of such shares. The Committee may, in its discretion, include a "cashless exercise" provision in the applicable Option Agreement, in which event the optionee will be permitted (i) to deliver previously owned shares of Common Stock with a fair market value equal to the exercise price in payment of the full purchase price of such shares, or (ii) to request that the Company withhold shares of Common Stock issuable upon exercise of such Option with a fair market value equal to the exercise price of the shares being purchased under the Option (thereby reducing the number of shares issuable upon exercise of the Option).

                  (e) The holder of an Option shall have none of the rights of a stockholder with respect to the shares purchasable upon exercise of the Option until a certificate for such shares shall have been issued to the holder upon due exercise of the Option.

                  (f) The proceeds received by the Company upon exercise of an Option shall be added to the Company's working capital and be available for general corporate purposes.

         8.       Transferability of Options.

                  No Option granted pursuant to the Plan shall be transferable otherwise than by will or the laws of descent or distribution and an Option may be exercised during the lifetime of the holder only by such holder, provided, however, that the Committee may provide for transferability of a Non-Incentive Option to an optionee's family members or family trusts.

         9.       Termination of Employment or Engagement.

                  (a) Except as provided in paragraph (b) below, in the event the employment of the holder of an Option shall be terminated by the Company or a subsidiary for any reason other than by reason of death or disability, or the engagement of a non-employee holder of a Non-Incentive Option shall be terminated by the Company or a subsidiary for any reason, such holder may, within three months from the date of such termination, exercise such Option to the extent such Option was exercisable by such holder at the date of such
termination.   Notwithstanding  the  foregoing,   no  Option  may  be  exercised
subsequent to the date of its expiration. Absence on leave approved by the employer corporation shall not be considered an interruption of employment for any purpose under the Plan. In addition, at the discretion of the Committee, the exercisability of an outstanding Non-Incentive Option may be extended to a date determined by the Committee but not beyond ten years from the date of grant.

                  (b) The Committee may, in its discretion, at the time of grant or by amending the applicable outstanding Non-Incentive Option, delete the foregoing termination provision with respect to a Non-Incentive Option granted to a non-employee of the Company or its subsidiaries.

                  (c) Nothing in the Plan or in any Option Agreement granted hereunder shall confer upon any Optionholder any right to continue in the employ of the Company or any subsidiary or obligate the Company or any subsidiary to continue the engagement of any Optionholder or interfere in any way with the right of the Company or any such subsidiary to terminate such Optionholder's employment or engagement at any time.

         10.      Disability of Holder of Option.

                  If the employment of the holder of an Option shall be terminated by reason of such holder's disability, such holder may, within twelve months from the date of such termination, exercise such option to the extent such Option was exercisable by such holder at the date of such termination. Notwithstanding the foregoing, no Option may be exercised subsequent to the date of its expiration.

         11.      Death of Holder of Option.

                  If the holder of any Option shall die while in the employ of, or while performing services for, the Company or one or more of its subsidiaries (or within six months following termination of employment due to disability), the Option theretofore granted to such person may be exercised, but only to the extent such Option was exercisable by the holder at the date of death (or, with respect to employees, the date of termination of employment due to disability) by the legatee or legatees of such person under such person's Last Will, or by such person's personal representative or distributees, within twelve months from the date of death but in no event subsequent to the expiration date of the Option.

         12.      Adjustments Upon Changes in Capitalization.

                  If at any time after the date of grant of an Option, the Company shall by stock dividend, split-up, combination, reclassification or exchange, or through merger or consolidation or otherwise, change its shares of Common Stock into a different number or kind or class of shares or other securities or property, then the number of shares covered by such Option and the price per share thereof shall be proportionately adjusted for any such change by the Committee whose determination thereon shall be conclusive.

         13.      Acceleration of Exercisability Upon Change in Control.


                  Upon the occurrence of a "change in control" of the Company (as defined below), all outstanding Options shall become immediately fully exercisable. For purposes of the Plan, a "change in control" of the Company shall mean (i) the acquisition at any time by a "person" or "group" (as such terms are used Sections 13(d) and 14(d)(2) of the Exchange Act of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities representing 50% or more of the combined voting power in the election of directors of the then outstanding securities of the Company or any successor or the Company; (ii) the termination of service of directors, for any reason other than death, disability or retirement from the Board of Directors, during any period of two consecutive years or less, of individuals who at the beginning of such period constituted a majority of the Board of Directors, unless the election of or nomination for election of each new director during such period was approved by a vote of at least two-thirds of the directors still in office who were directors at the beginning of the period;
(iii) approval by the stockholders of the Company of any merger, consolidation, or statutory share exchange as a result of which the Common Stock shall be changed, converted or exchanged (other than a merger, consolidation or share exchange with a wholly-owned Subsidiary) or liquidation of the Company or any sale or disposition of 80% or more of the assets or earning power or the Company; or (iv) approval by the stockholders of the Company of any merger, consolidation, or statutory share exchange to which the Company is a party as a result of which the persons who were stockholders immediately prior to the effective date of the merger, consolidation or share exchange shall have beneficial ownership of less than 50% of the combined voting power in the election of directors of the surviving corporation; provided, however, that no change in control shall be deemed to have occurred if, prior to such time as a change in control would otherwise be deemed to have occurred, the Company's Board of Directors deems otherwise.

         14.      Vesting of Rights Under Options.


                  Neither anything contained in the Plan nor in any resolution adopted or to be adopted by the Committee, the Board of Directors or the stockholders of the Company shall constitute the vesting of any rights under any Option. The vesting of such rights shall take place only when a written Option Agreement, substantially in the form of the Incentive Stock Option Agreement attached hereto as Exhibit A or the Non-Incentive Stock Option Agreement attached hereto as Exhibit B, shall be duly executed and delivered by and on behalf of the Company and the person to whom the Option shall be granted.

         15.      Withholding Taxes.

                  Whenever under the Plan shares are to be issued in satisfaction of the exercise of Options granted thereunder, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares.

         16.      Termination and Amendment.

                  The Plan, which was adopted by the Board of Directors on February 6, 1997 and is subject to stockholder approval, shall terminate on February 6, 2007 and no Option shall be granted under the Plan after such date. The Board of Directors may at any time prior to such date terminate the Plan or make such modifications or amendments thereto as it shall deem advisable, provided, however, that shareholder approval shall be required:

         (i) to increase the number of shares reserved for issuance under the Plan;

         (ii) to materially increase the benefits accruing to participants under the Plan;

        (iii) to materially modify the requirements of eligibility for participation in the Plan; or

         (iv) if otherwise required to comply with the incentive stock option provisions of Section 162(m) of the Code or the listed company requirements of The Nasdaq Stock Market or of a national securities exchange on which the Common Stock is then traded, and, provided, further, that no modification or amendment shall adversely affect the rights of a holder of an Option previously granted under the Plan without such holder's written consent.

                                                                  EXHIBIT A

                           VIMRx PHARMACEUTICALS INC.

                        INCENTIVE STOCK OPTION AGREEMENT

                             ----------------------

To:

                  We are pleased to notify you that by the determination of the Stock Option Plan Committee (hereinafter the "Committee") an incentive stock option to purchase _____ shares of the Common Stock of VIMRx Pharmaceuticals Inc. (herein called the "Company") at a price of $ _______ per share has this day of ________ been granted to you under the Company's 1997 Incentive and Non-Incentive Stock Option Plan (herein called the "Plan"). This option may be exercised only upon the terms and conditions set forth below.

                  1.        Purpose of Option.

                  The purpose of the Plan under which this incentive stock option has been granted is to further the growth and development of the Company and its subsidiaries by encouraging key employees, directors, consultants, agents, independent contractors and other persons who contribute and are expected to contribute materially to the Company's success to obtain a proprietary interest in the Company through the ownership of stock, thereby providing such persons with an added incentive to promote the best interests of the Company, and affording the Company a means of attracting to its service persons of outstanding ability.


                  2.       Acceptance of Option Agreement.

                  Your execution of this incentive stock option agreement will indicate your acceptance of and your willingness to be bound by its terms; it imposes no obligation upon you to purchase any of the shares subject to this option. Your obligation to purchase shares can arise only upon your exercise of the option in the manner set forth in paragraph 4 hereof.


                  3.       When Option May Be Exercised.

                  (a) The option granted you hereunder may not be exercised for a period of six months from the date of its grant by the Committee as set forth above. Thereafter, this option shall be exercisable as follows:


             [Insert exercisability  provisions.  A typical example,  although not required under the Plan, is as follows:]

             [(i) at the end of one year from the date of grant, up to 25% of the total shares subject to the option;

             (ii) at the end of the second year from the date of grant, up to 50%;

            (iii) A the end of the third year from the date of grant, up to 75%;

            (iv) at the end of the fourth year from the date of grant, up to 100%.]

This option may not be exercised for less than ten shares at any one time (or the remaining shares then purchasable if less than ten) and expires at the end of ________ years [insert number of years; maximum up ten] from the date of grant whether or not it has been duly exercised (hereinafter, the "Option Expiration Date"), unless sooner terminated as provided in paragraphs 5, 6 or 7 hereof.


                  4.       How Option May Be Exercised.

                  This option is exercisable by a written notice signed by you and delivered to the Company at its executive offices, signifying your election to exercise the option. The notice must state the number of shares of Common Stock as to which your option is being exercised, must contain a statement by you (in a form acceptable to the Company) that such shares are being acquired by you for investment and not with a view to their distribution or resale (unless a Registration Statement covering the shares purchasable has been declared effective by the Securities and Exchange Commission) and must be accompanied by cash or a check to the order of the Company for the full purchase price of the shares being purchased [if "cashless exercise" is permitted, add the following phrase:] [, unless exercised pursuant to the following "cashless exercise" provision.]

         [Insert the following "cashless exercise" provision, if granted by the Committee:] [In lieu of paying for the shares purchasable under this option by cash or check, you may (i) deliver previously owned shares of Common Stock with a fair market value equal to the full purchase price of the shares being purchased under this option, or (ii) request that the Company withhold shares of Common Stock issuable upon exercise of this option with a fair market value equal to the full purchase price of the shares being purchased under this option (thereby reducing the number of shares issuable upon exercise of this option). For purposes of this option, unless the Committee determines otherwise, the "fair market value" of a share of Common Stock as of a certain date shall be the closing sale price of the Common Stock on The Nasdaq Stock Market or, if the Common Stock is not then traded on The Nasdaq Stock Market, such national securities exchange on which the Common Stock is then traded, on the trading date immediately preceding the date fair market value is being determined. The Committee may make such other determination of fair market value, based on other factors, as it shall deem appropriate.]

                  If notice of the exercise of this option is given by a person or persons other than you, the Company may require, as a condition to the exercise of this option, the submission to the Company of appropriate proof of the right of such person or persons to exercise this option.

                  Certificates for shares of the Common Stock so purchased will be issued as soon as practicable. The Company, however, shall not be required to issue or deliver a certificate for any shares until it has complied with all requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, any stock exchange on which the Company's Common Stock may then be listed and all applicable state laws in connection with the issuance or sale of such shares or the listing of such shares on said exchange. Until the issuance of the certification for such shares, you or such other person as may be entitled to exercise this option shall have none of the rights of a stockholder with respect to shares subject to this option.

                  The Company shall have the right to require you, or such other person as may be permitted to exercise this option, to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for shares of Common Stock issuable upon exercise of this option.

                  5.       Termination of Employment.

                  If your employment with the Company (or a subsidiary thereof) is terminated for any reason other than by death or disability, you may exercise, within three months from the date of such termination, that portion of the option which was exercisable by you at the date of such termination, provided, however, that such exercise occurs no later than the Option Expiration Date.

                  6.       Disability.

                  If your employment with the Company (or a subsidiary thereof) is terminated by reason of your disability, you may exercise, within twelve months from the date of such termination, that portion of this option which was exercisable by you at the date of such termination, provided, however, that such exercise occurs no later than the Option Expiration Date.

                  7.       Death.

                  If you die while employed by the Company (or a subsidiary thereof) or within six months after termination of your employment due to disability, that portion of this option which was exercisable by you at the date of your death may be exercised by your legatee or legatees under your Will, or by your personal representatives or distributees, within twelve months from the date of your death, but in no event after the Option Expiration Date.

                  8.       Non-Transferability of Option.

                  This option shall not be transferable except by Will or the laws of descent and distribution, and may be exercised during your lifetime only by you.

                  9.       Adjustments upon Changes in Capitalization.

                  If at any time after the date of grant of this option, the Company shall, by stock dividend, split-up, combination, reclassification or exchange, or through merger or consolidation, or otherwise, change its shares of Common Stock into a different number or kind or class of shares or other securities or property, then the number of shares covered by this option and the price of each such share shall be proportionately adjusted for any such change by the Committee, whose determination shall be conclusive.

                  10.     Acceleration of Exercisability Upon Change in Control.

                  Upon the occurrence of a "change in control" of the Company (as defined below), this option shall become immediately fully exercisable. For purposes of this option, a "change in control" of the Company shall mean (i) the acquisition at any time by a "person" or "group" (as such terms are used Sections 13(d) and 14(d)(2) of the Exchange Act of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities representing 50% or more of the combined voting power in the election of directors of the then outstanding securities of the Company or any successor or the Company; (ii) the termination of service of directors, for any reason other than death, disability or retirement from the Board of Directors, during any period of two consecutive years or less, of individuals who at the beginning of such period constituted a majority of the Board of Directors, unless the election of or nomination for election of each new director during such period was approved by a vote of at least two-thirds of the directors still in office who were directors at the beginning of the period; (iii) approval by the stockholders of the Company of any merger, consolidation, or statutory share exchange as a result of which the Common Stock shall be changed, converted or exchanged (other than a merger, consolidation or share exchange with a
wholly-owned   Subsidiary)  or  liquidation  of  the  Company  or  any  sale  or disposition  of 80% or more of the assets or earning  power or the  Company;  or
(iv) approval by the stockholders of the Company of any merger, consolidation, or statutory share exchange to which the Company is a party as a result of which the persons who were stockholders immediately prior to the effective date of the merger, consolidation or share exchange shall have beneficial ownership of less than 50% of the combined voting power in the election of directors of the surviving corporation; provided, however, that no change in control shall be deemed to have occurred if, prior to such time as a change in control would otherwise be deemed to have occurred, the Company's Board of Directors deems otherwise.


                  11.      Subject to Terms of the Plan.

                  This incentive stock option agreement shall be subject in all respects to the terms and conditions of the Plan and in the event of any question or controversy relating to the terms of the Plan, the decision of the Committee shall be conclusive.

                                                     Sincerely yours,

                                                     VIMRx PHARMACEUTICALS INC.



                                                     By:
                                      Name:
                                     Title:


Agreed to and accepted this
      day of          , 199 .



Signature of Optionee

                                                                     EXHIBIT B

                           VIMRx PHARMACEUTICALS INC.

                      NON-INCENTIVE STOCK OPTION AGREEMENT

                     ---------------------------------------

To:

                  We are pleased to notify you that by the determination of the Stock Option Plan Committee (herein called the "Committee") a non-incentive stock option to purchase ______ shares of the Common Stock of VIMRx Pharmaceuticals Inc. (herein called the "Company") at a price of $ ______ per share has this day of ___________ been granted to you under the Company's 1997 Incentive and Non-Incentive Stock Option Plan (herein called the "Plan"). This option may be exercised only upon the terms and conditions set forth below.

                  1.       Purpose of Option.

                  The purpose of the Plan under which this non-incentive stock option has been granted is to further the growth and development of the Company and its subsidiaries by encouraging key employees, directors, consultants, agents, independent contractors and other persons who contribute and are expected to contribute materially to the Company's success to obtain a proprietary interest in the Company through the ownership of stock, thereby providing such persons with an added incentive to promote the best interests of the Company, and affording the Company a means of attracting to its service persons of outstanding ability.


                  2.       Acceptance of Option Agreement.

                  Your execution of this non-incentive stock option agreement will indicate your acceptance of and your willingness to be bound by its terms; it imposes no obligation upon you to purchase any of the shares subject to this option. Your obligation to purchase shares can arise only upon your exercise of the option in the manner set forth in paragraph 4 hereof.


                  3.       When Option May Be Exercised.

                  The option granted you hereunder shall be exercisable as follows: [set forth terms and expiration date of Option, but in no event shall the Option be exercisable until at least six months from the date of grant].

                  This option may not be exercised for less than ten shares at any one time (or the remaining shares then purchasable if less than ten) and expires at the end of ________ years [insert number of years; maximum up ten] from the date of grant whether or not it has been duly exercised (hereinafter, the "Option Expiration Date"), unless sooner terminated as provided in paragraphs 5, 6 or 7 hereof.


                  4.       How Option May Be Exercised.

                  This option is  exercisable  by a written notice signed by you and delivered to the Company at its executive offices, signifying your election to exercise the option. The notice must state the number of shares of Common Stock as to which your option is being exercised, must contain a statement by you (in a form acceptable to the Company) that such shares are being acquired by you for investment and not with a view to their distribution or resale (unless a Registration Statement covering the shares purchased has been declared effective by the Securities and Exchange Commission) and must be accompanied by cash or a check to the order of the Company for the full purchase price of the shares being purchased, plus such amount, if any, as is required for withholding taxes. [If "cashless exercise" is permitted, add the following phrase:] [Notwithstanding the foregoing, this option may also be exercised pursuant to the following "cashless exercise" provision.]

         [Insert the following "cashless exercise" provision, if granted by the Committee:] [In lieu of paying for the shares purchasable under this option by cash or check, you may (i) deliver previously owned shares of Common Stock with a fair market value equal to the full purchase price of the shares being purchased under this option, or (ii) request that the Company withhold shares of Common Stock issuable upon exercise of this option with a fair market value equal to the full purchase price of the shares being purchased under this option (thereby reducing the number of shares issuable upon exercise of this option). For purposes of this option, unless the Committee determines otherwise, the "fair market value" of a share of Common Stock as of a certain date shall be the closing sale price of the Common Stock on The Nasdaq Stock Market or, if the Common Stock is not then traded on The Nasdaq Stock Market, such national securities exchange on which the Common Stock is then traded, on the trading date immediately preceding the date fair market value is being determined. The Committee may make such other determination of fair market value, based on other factors, as it shall deem appropriate.] .
                  If notice of the exercise of this option is given by a person or persons other than you, the Company may require, as a condition to the exercise of this option, the submission to the Company of appropriate proof of the right of such person or persons to exercise this option.

                  Certificates for shares of the Common Stock so purchased will be issued as soon as practicable. The Company, however, shall not be required to issue or deliver a certificate for any shares until it has complied with all requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, any stock exchange on which the Company's Common Stock may then be listed and all applicable state laws in connection with the issuance or sale of such shares or the listing of such shares on said exchange. Until the issuance of the certificate for such shares, you or such other person as may be entitled to exercise this option shall have none of the rights of a stockholder with respect to shares subject to this option.

                  The Company shall have the right to require you, or such other person as may be permitted to exercise this option, to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for shares of Common Stock issuable upon exercise of this option.

                  5.       Termination of Employment or Engagement.

                  [The Committee may determine to delete this provision, at the time of grant or by amendment, to a non-employee, in which event the words "Intentionally omitted" should be inserted.] If your employment with the Company (or a subsidiary thereof) is terminated for any reason other than by death or disability, or if a you are not an employee of the Company and your engagement by the Company (or a subsidiary) is terminated for any reason, you may exercise, within three months from the date of such termination, that portion of this option which was exercisable by you at the date of such termination, provided, however, that such exercise occurs prior to the Option Expiration Date.

                  6.       Disability.

                  If your employment with the Company (or a subsidiary thereof) is terminated by reason of your disability, you may exercise, within twelve months from the date of such termination, that portion of this option which was exercisable by you at the date of such termination, provided, however, that such exercise occurs prior to the Option Expiration Date.

                  7.       Death.

                  If you die while employed by the Company (or a subsidiary thereof) or within six months after termination of your employment due to disability, that portion of this option which was exercisable by you at the date of your death may be exercised by your legatee or legatees under your Will, or by your personal representatives or distributees, within twelve months from the date of your death, but in no event after the Option Expiration Date.

                  8.       Non-Transferability of Option.

                  This option shall not be transferable except by Will or the laws of descent and distribution, and may be exercised during your lifetime only by you.

[Alternative Section 8, if provided for by the Committee:]

                  [8.      Limited Transferability of Option.

                  This option shall not be transferable except to members of your family or to your family trust(s), and by Will or the laws of descent and distribution.]

                  9.       Adjustments upon Changes in Capitalization.

                  If at any time after the date of grant of this option, the Company shall, by stock dividend, split-up, combination, reclassification or exchange, or through merger or consolidation, or otherwise, change its shares of Common Stock into a different number or kind or class of shares or other securities or property, then the number of shares covered by this option and the price of each such share shall be proportionately adjusted for any such change by the Committee, whose determination shall be conclusive.

                  10.     Acceleration of Exercisability Upon Change in Control.

                  Upon the occurrence of a "change in control" of the Company (as defined below), this option shall become immediately fully exercisable. For purposes of this option, a "change in control" of the Company shall mean (i) the acquisition at any time by a "person" or "group" (as such terms are used Sections 13(d) and 14(d)(2) of the Exchange Act of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities representing 50% or more of the combined voting power in the election of directors of the then outstanding securities of the Company or any successor or the Company; (ii) the termination of service of directors, for any reason other than death, disability or retirement from the Board of Directors, during any period of two consecutive years or less, of individuals who at the beginning of such period constituted a majority of the Board of Directors, unless the election of or nomination for election of each new director during such period was approved by a vote of at least two-thirds of the directors still in office who were directors at the beginning of the period; (iii) approval by the stockholders of the Company of any merger, consolidation, or statutory share exchange as a result of which the Common Stock shall be changed, converted or exchanged (other than a merger, consolidation or share exchange with a
wholly-owned   Subsidiary)  or  liquidation  of  the  Company  or  any  sale  or disposition  of 80% or more of the assets or earning  power or the  Company;  or
(iv) approval by the stockholders of the Company of any merger, consolidation, or statutory share exchange to which the Company is a party as a result of which the persons who were stockholders immediately prior to the effective date of the merger, consolidation or share exchange shall have beneficial ownership of less than 50% of the combined voting power in the election of directors of the surviving corporation; provided, however, that no change in control shall be deemed to have occurred if, prior to such time as a change in control would otherwise be deemed to have occurred, the Company's Board of Directors deems otherwise.

                  11.      Subject to Terms of the Plan.

                  This non-incentive stock option agreement shall be subject in all respects to the terms and conditions of the Plan and in the event of any question or controversy relating to the terms of the Plan, the decision of the Committee shall be conclusive.

                  12.      Tax Status.

                  This option does not qualify as an "incentive stock option" under the provisions of Section 422A of the Internal Revenue Code of 1986, as amended, and the income tax implications of your receipt of a non-incentive stock option and your exercise of such an option should be discussed with your tax counsel.

                                                     Sincerely yours,

                                                     VIMRx PHARMACEUTICALS INC.


                                                     By:
                                                          Name:
                                                          Title:

Agreed to and accepted this
     day of          , 199 .


Signature of Optionee